CONTINUING GUARANTY


                                                Date: May 3, 1996


People's Bank
255 Bank Street
Waterbury, Connecticut 06702

          I. In consideration of the indebtedness of the undersigned's wholly-owned subsidiary, Colonial Technologies Corp. (formerly known as Colonial Data Technologies Corp.), a Delaware corporation (hereinafter referred to as the "Borrower"), to you and/or in order to induce you, in your discretion, at any time and from time to time hereafter to make, grant or extend any loans, advances, payments, extensions of credit, benefits or financial accommodations to or for the account of or at the request of the Borrower, including, without limitation, any loans advances, either with or without security, overdrafts, the purchase or discount of any notes, bills receivable, drafts, acceptances, checks or other instruments or evidences of indebtedness upon which the Borrower is or may become liable as maker, endorser, acceptor, or otherwise (all such liabilities and obligations of the Borrower to you, now or hereafter existing, being hereinafter referred to as "Obligations"), the undersigned agrees to be, without deduction by reason of set-off, defense or counterclaim, unconditionally liable to you for the due performance of all of the Obligations, both past, present and future and any and all renewals, continuations, modifications, supplements and amendments thereto, and further agrees to be unconditionally liable to you without deduction by reason of set-off, defense or counterclaim for and hereby unconditionally guarantees the prompt payment to you of the Obligations and each of them which may be presently due and owing or which shall in the future become due and owing to you from the Borrower, whether by acceleration or otherwise, together with interest thereon and any and all other amounts charged or chargeable to the account of the Borrower and sums due or to become due to you, under any agreements, instruments, documents, contracts relating to the Obligations or any of them, or any renewals, continuations, modifications, supplements and amendments thereto, whether or not such indebtedness shall arise under any contract or agreement or shall be represented by or payable under any instruments of indebtedness; and in addition, the undersigned agrees to pay all costs of collection, including, without limitation, reasonable attorneys' fees, which may be incurred by you in collecting any or all of the Obligations and/or in enforcing any rights hereunder.

          II. As implementing the foregoing, it is understood and agreed the (i) the undersigned guarantees that the Obligations will be paid to you strictly in accordance with the terms and provisions of any agreements, express or implied, instruments or other documents which have or may hereafter be made or entered into by the Borrower with reference thereto (such agreements being hereinafter collectively called the "Loan Documents"), regardless of any law, regulation or decree, now or hereafter in effect which might in any manner affect any of the terms or provisions of any of the Loan Documents or your rights with respect thereto as against the Borrower, or cause or permit to be invoked any alteration in the time, amount or manner of payment by the Borrower of any of the Obligations, and (ii) in each instance when the Borrower shall have agreed, relative to any one or more of the Obligations to pay or provide you at your banking office at 255 Bank Street, Waterbury, Connecticut or at any of your branches or correspondents with any amount of money that is other than that which is locally in common circulation at the time as currency in the place where such agreement is made, and such amount is not actually paid or provided as and when agreed or within such time as you may deem reasonable, the undersigned will, upon request and as you may elect, either pay or provide the amount in the exact currency and place as agreed by the Borrower.

          III. In event of the happening of a default or an event of default (and the expiration of all applicable grace and/or cure periods) under the Loan Documents, then, or at any time(s) after the happening of any such default or event of default, any or all of the Obligations shall, at your option, become, for the purposes of this Guaranty immediately due and payable by the undersigned, without demand or notice. Furthermore, upon the occurrence of any such event of default you shall have all of the rights and remedies provided to a secured party by the Uniform Commercial Code in effect in the State of Connecticut at that time and, in addition thereto, the undersigned further agrees that (1) in the event that notice is necessary, written notice mailed to the undersigned at the address given below seven (7) business days prior to the date of public sale of the property subject to the lien and security interest created herein or prior to the date after which private sale or any other disposition of said property will be made shall constitute reasonable notice, but notice given in any other reasonable manner or at any other reasonable time shall be sufficient, (2) in the event of sale or other disposition of such property, you may apply the proceeds of any such sale or disposition first to the satisfaction of your reasonable attorney's fees, legal expenses and other costs and expenses incurred in connection with your retaking, holding, preparing for sale, and selling the property, and (3) without precluding any other methods of sale, the sale of property shall have been made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices of banks disposing of similar property, but in any event, you may sell at your option on such terms as you may choose without assuming any credit risk and without any obligation to advertise.

          IV. Any and all present or future indebtedness for borrowed money of Borrower to the undersigned together with any and all interest accrued or to accrue thereon (hereinafter referred to as "Secondary Obligations") are subject and subordinate to the payment of the Obligations. The undersigned shall not ask, demand, sue for, exercise any right of setoff or otherwise seek to enforce or collect, or take or receive payment of or security for all or any part of the Secondary Obligations until and unless all and every part of the Obligations shall have been fully paid and discharged. In the event of any distribution, dividend, or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of the Borrower or of the proceeds thereof to the creditors of the Borrower or upon any indebtedness of the Borrower, occurring by reason of the liquidation, dissolution, or other winding up of the Borrower, or by reason of any execution sale, or bankruptcy, receivership, reorganization, arrangement, insolvency, liquidation or foreclosure proceeding of or for the Borrower or involving the Borrower's property, no dividend, distribution or application shall be made, and the undersigned shall not be entitled to receive or retain any dividend, distribution, or application on or in respect of principal of or interest on the Secondary Obligations, unless and until all principal of and interest on the Obligations then outstanding shall have been indefeasibly paid and satisfied in full; and in any such event, any dividend, distribution or application otherwise payable in respect of the Secondary Obligations shall be paid and applied to the Obligations until the same have been fully paid and satisfied. To enable you to assert and enforce your rights hereunder in any such proceeding or upon the happening of any such event, you, or any person whom you may designate, are hereby irrevocably appointed attorney-in-fact for the undersigned with full power to act in the place and stead of the undersigned, including the right to make, present, file and vote such proofs of claim against the Borrower on account of all or any part of the Secondary Obligations as you may deem advisable and to receive and collect any and all dividends or other payments made thereon and to apply the same on account of the Obligations. The undersigned will execute and deliver to you such instruments as may be required by you to enforce any and all the Secondary Obligations, to effectuate such power of attorney and to effect collection of any and all dividends or other payments which may be made at any time on account thereof.

          V. The undersigned hereby consents and agrees that you may at any time, or from time to time, in your discretion:
(1) extend or change the time of payment, and/or the manner, place or terms of payment of all or any of the Obligations; (2) exchange, release and/or surrender all or any of the collateral security, or any part(s) thereof, by whomsoever deposited, which is now or may hereafter be held by you in connection with all or any of the Obligations; (3) proceed against the undersigned before taking any action against the Borrower for payment of the Obligations and/or to liquidate or preserve any collateral therefor; (4) amend, modify and/or waive the provisions of any of the Loan Documents; (5) sell and/or purchase all or any such collateral at public or private sale, or at any broker's board, and after deducting all costs and expenses of every kind for collection, sale or delivery, the net proceeds of any such sale(s) may be applied by you upon all or any of the Obligations, and (6) settle or compromise with the Borrower, and/or any other person(s) liable on the Obligations, any and all of the Obligations, and/or subordinate the payment of same, or any part(s) thereof, to the payment of any other debts or claims, which may at any time(s) be due or owing to you and/or any other person(s) or corporations(s); all in such manner and upon such terms as you may deem proper, and without notice to or further assent from the undersigned, it being hereby agreed that the undersigned shall be and remain bound upon this Guaranty, irrespective of the existence, value or condition of any collateral, and notwithstanding also that the Obligations may at any time(s) exceed the aggregate principal sum, if any, hereinabove prescribed.

          VI. The undersigned hereby acknowledges that it has examined the affairs of the Borrower and made such other inquiries as it deemed necessary and sufficient to fully inform itself of the financial conditions of the Borrower and/or Borrower's business and the risk which the undersigned may incur. The undersigned hereby waives notice of any future Obligations which may be incurred by the Borrower and expressly assumes the obligation to keep itself informed as to the state of the Borrower's financial condition and any of the Obligations or other financial undertakings incurred by the Borrower or any changes made with respect to or the extent of the risk assumed by the undersigned. The undersigned hereby expressly acknowledges that any notices which you may give to it shall not in any way be deemed an undertaking by you or impose upon you a duty to advise it on any future Obligations or changes in the financial or business undertakings of the Borrower, or a change in the risk assumed by the undersigned.

          VII. THE UNDERSIGNED HEREBY ACKNOWLEDGES THAT THE TRANSACTION(S) INVOLVING THE OBLIGATIONS IS A "COMMERCIAL TRANSACTION" WITHIN THE MEANING OF CHAPTER 903A OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED. THE UNDERSIGNED WAIVES ANY RIGHT WHICH THE UNDERSIGNED MIGHT HAVE TO A NOTICE AND A HEARING OR A PRIOR COURT ORDER, UNDER SAID CHAPTER 903A OR AS OTHERWISE PROVIDED UNDER ANY APPLICABLE FEDERAL OR STATE LAW, IN THE EVENT YOU SEEK ANY PREJUDGMENT REMEDY AND/OR "EX PARTE" ATTACHMENT OF REAL OR PERSONAL PROPERTIES IN CONNECTION WITH ANY SUIT ON THE OBLIGATIONS, INCLUDING ANY EXTENSIONS OR RENEWALS THEREOF OR ANY DEFICIENCY THEREON. THE UNDERSIGNED FURTHER ACKNOWLEDGES THAT BUT FOR THE ACKNOWLEDGMENT AND WAIVER CONTAINED IN THIS PARAGRAPH, YOU MIGHT OTHERWISE HAVE TO ESTABLISH PROBABLE CAUSE AND/OR POST A BOND OR OTHER SECURITY IN CONNECTION WITH SUCH AN ATTACHMENT, UNDER THE "DUE PROCESS" CONSIDERATIONS OR OTHERWISE OF ANY APPLICABLE STATE OR FEDERAL LAW, AND THE UNDERSIGNED SPECIFICALLY WAIVES ANY OF SUCH REQUIREMENTS IMPOSED ON YOU.

          VIII. This is a continuing guaranty and shall (i) remain in full force and effect until written notice shall have been received by you from the undersigned (or the successor or legal representative of the undersigned) that it has been revoked, but any such notice shall not release the undersigned from any liability as to any Obligations which may be held by you, or in which you may have any interest, at the time of the receipt of such notice; (ii) be binding upon the undersigned, the heirs, executors, administrators, successors and assigns of the undersigned, and shall inure to the benefit of, and be enforceable by you, your successors, transferees and assigns, and
(iii) BE DEEMED TO HAVE BEEN MADE UNDER AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CONNECTICUT IN ALL RESPECTS, INCLUDING MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, and it is understood and agreed that none of its terms or provisions may be waived, altered, modified or amended except in writing duly signed for and on your behalf.

          IX. The undersigned represents and warrants to you that its execution and delivery of this Guaranty has been duly authorized by all necessary corporate action and that this Guaranty is valid, legal and binding upon the undersigned and enforceable against it in accordance with its terms.

                              COLONIAL DATA TECHNOLOGIES CORP.,
                              a Delaware corporation

                              By:________________________________
                                   John N. Giamalis
                                   Its Chief Financial Officer


                              Address:

                              80 Pickett District Road
                              New Milford, Connecticut  06776